UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

June 30, 2013

Semi Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	2
Financial Statements
Schedule of Portfolio Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Supplemental Information
Trustee and Officer Information	12
Proxy Voting and Form N-Q Information	14
Expense Examples	14
Portfolio Holdings	15

The Fund is distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of The Variable Insurance Diversified Stock Fund.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED
Shares of The Victory Variable Insurance
Funds are not insured by the FDIC, are
not deposits or other obligations of, or
guaranteed by, KeyCorp, Victory Capital
Management Inc., or their affiliates, and
are subject to investment risks,
including possible loss of the principal
amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Letter to Our Shareholders

The sands shifted in the second quarter with the long-awaited rise in interest rates unfolding in dramatic fashion during May and June. While the shift in the Fed's messaging was subtle, the market's reaction was anything but, with the yield on the 10-Year U.S. Treasury rising roughly 100 basis points from trough to peak in less than two months' time. The resulting selling was strongest in areas dominated by the carry trade, with the swiftest and most violent unwinds in emerging market debt and equity. While U.S. stocks pulled back from their mid-May highs, they nonetheless demonstrated considerable resilience, with the S&P 500 adding 2.9% in the second quarter on top of the first quarter's 10.6% gain. Bonds, as measured by the Barclay's U.S. Aggregate Bond Index, fell 2.3% in the quarter and declined 2.4% for the first half of 2013.

The U.S. economy continues to grow at a moderate pace. The latest revision to first quarter GDP put growth at only 1.8%, but private sector GDP is likely considerably higher given the downward pressure on the public sector. Positives include robust auto sales and a housing sector that is driving demand across a range of industries. The employment picture is moving in the right direction, consumer confidence has returned to pre-crisis levels, and inflation expectations are firmly anchored. Consensus calls for the economy to expand at about a 2.5% rate in the second half of 2013. That being said, action overseas bears watching. There are abundant signs of flagging growth in China, unrest in emerging markets, and Europe is scraping along the bottom. Additionally, the Fed will be in unchartered territory when they ultimately remove some of the excess liquidity from the bond market.

Still, many companies are thriving in the current economy and investors expect corporate earnings to grow handsomely in 2013. Compared to flat S&P 500 earnings in 2012, consensus expectations point to 13% earnings growth this year to around $109. At quarter end, with the S&P trading at 1,606, the market's P/E ratio stood at 14.7x 2013 estimated earnings. Our view has been that a growing economy, low interest rates, low inflation, and decent earnings will translate into higher stock prices. We continue to believe this. We also believe that we are still in the early stages of a rotation out of bonds and into stocks. However, we are cognizant that the road to higher stock prices may continue to be bumpy.

All in all, the economic background presents a favorable environment for investors, and we see ample opportunity to add value through active management. We continue to believe that those investors with consistent, differentiated, and effective investment processes stand to reap disproportionate benefit. By nature, the market will always present opportunities for outperformance, and our pursuit of this achievement will remain focused and steadfast. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  June 30, 2013

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (99.2%):
Consumer Discretionary (13.9%):
Comcast Corp., Class A	8,790	$368
DIRECTV (a)	10,900	672
General Motors Co. (a)	37,670	1,255
PetSmart, Inc.	11,100	744
Priceline.com, Inc. (a)	600	496
PVH Corp.	5,000	625
Starbucks Corp.	8,000	524
Viacom, Inc., Class B	6,120	416
		5,100
Consumer Staples (5.4%):
Anheuser-Busch InBev NV, ADR	7,220	652
The Procter & Gamble Co.	17,590	1,354
		2,006
Energy (8.3%):
Anadarko Petroleum Corp.	8,287	712
BP PLC, ADR	22,300	931
Chesapeake Energy Corp.	31,300	638
Occidental Petroleum Corp.	8,580	765
		3,046
Financials (17.1%):
Bank of New York Mellon Corp.	27,100	760
Capital One Financial Corp.	15,800	992
Citigroup, Inc.	21,730	1,042
JPMorgan Chase & Co.	17,600	929
MetLife, Inc.	19,168	877
PNC Financial Services Group, Inc.	9,900	722
Wells Fargo & Co.	23,800	983
		6,305
Health Care (14.6%):
Baxter International, Inc.	11,580	802
Express Scripts Holding Co. (a)	6,890	425
Johnson & Johnson	10,770	925
Merck & Co., Inc.	23,600	1,096
Mroche Holdings Ltd., ADR	17,100	1,058
Pfizer, Inc.	38,620	1,082
		5,388
Industrials (14.7%):
Boeing Co.	6,820	699
Danaher Corp.	10,830	686
Eaton Corp. PLC	8,500	559
General Dynamics Corp.	12,320	964
Honeywell International, Inc.	3,300	262
Koninklijke Philips N.V., NYS	32,100	873
Siemens AG, ADR	6,200	628
United Parcel Service, Inc., Class B	8,471	733
		5,404
Security Description	Shares	Value
Information Technology (19.8%):
Agilent Technologies, Inc.	15,490	$663
Altera Corp.	16,950	559
Apple, Inc.	3,430	1,358
Applied Materials, Inc.	58,400	871
Broadcom Corp., Class A	19,200	648
Citrix Systems, Inc. (a)	11,000	664
EMC Corp.	43,200	1,020
Google, Inc., Class A (a)	680	599
TE Connectivity Ltd.	16,230	739
VMware, Inc., Class A (a)	2,700	181
		7,302
Materials (5.4%):
Air Products & Chemicals, Inc.	14,600	1,337
Dow Chemical Co.	19,710	634
		1,971
Total Common Stocks (Cost $31,230)		36,522
Investment Companies (1.1%):
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	414,797	415
Total Investment Companies (Cost $415)		415
Total Investments (Cost $31,645) — 100.3%		36,937
Liabilities in excess of other assets — (0.3%)		(119)
NET ASSETS — 100.0%		$36,818

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 6/30/2013.

ADR — American Depositary Receipt

PLC — Public Liability Co.

NYS — New York Shares

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  June 30, 2013

(Amounts in Thousands, Except for Share Amounts)  (Unaudited)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $31,645)	$36,937
Dividends receivable	48
Receivable for investments sold	268
Prepaid expenses	14
Total Assets	37,267
LIABILITIES:
Payable for investments purchased	369
Payable for capital shares redeemed	19
Accrued expenses and other payables:
Investment advisory fees	9
Administration fees	4
Custodian fees	1
Transfer agent fees	1
Contract owner fees	21
12b-1 fees	8
Other accrued expenses	17
Total Liabilities	449
NET ASSETS:
Capital	34,293
Accumulated undistributed net investment income	12
Accumulated net realized losses from investments	(2,779)
Net unrealized appreciation on investments	5,292
Net Assets	$36,818
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	3,102
Net asset value, offering price & redemption price per share	$11.87

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Six Months Ended June 30, 2013

(Amounts in Thousands)  (Unaudited)

	Diversified Stock Fund
Investment Income:
Dividend income	$332
Total Income	332
Expenses:
Investment advisory fees	53
Administration fees	21
Contract owner fees	43
12b-1 fees	44
Custodian fees	4
Transfer agent fees	5
Trustees' fees	1
Chief Compliance Officer fees	—	(a)
Legal and audit fees	21
Insurance fees	11
Other expenses	10
Total Expenses	213
Net Investment Income	119
Realized/Unrealized Gains from Investment Transactions:
Net realized gains/(losses) on investment transactions	4,244
Net change in unrealized appreciation/depreciation on investments	299
Net realized/unrealized gains from investments	4,543
Change in net assets resulting from operations	$4,662

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$119	$324
Net realized gains on investment transactions	4,244	2,300
Change in unrealized appreciation/depreciation on investments	299	2,465
Change in net assets resulting from operations	4,662	5,089
Distributions to Shareholders:
From net investment income	(107)	(324)
Change in net assets resulting from distributions to shareholders	(107)	(324)
Change in net assets from capital transactions	(827)	(4,549)
Change in net assets	3,728	216
Net Assets:
Beginning of period	33,090	32,874
End of period	$36,818	$33,090
Accumulated undistributed net investment income	$12	$—
Capital Transactions:
Proceeds from shares issued	$1,762	$1,302
Dividends reinvested	107	324
Cost of shares redeemed	(2,696)	(6,175)
Change in net assets from capital transactions	$(827)	$(4,549)
Share Transactions:
Issued	153	130
Reinvested	9	32
Redeemed	(236)	(618)
Change in Shares	(74)	(456)

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(Unaudited)
Net Asset Value, Beginning of Period	$10.42	$9.05	$9.78	$8.77	$6.96	$13.19
Investment Activities:
Net investment income	0.03	0.10	0.06	0.07	0.06	0.08
Net realized and unrealized gains/ (losses) on investments	1.45	1.37	(0.73)	1.01	1.81	(4.45)
Total from Investment Activities	1.48	1.47	(0.67)	1.08	1.87	(4.37)
Distributions:
Net investment income	(0.03)	(0.10)	(0.06)	(0.07)	(0.06)	(0.08)
Net realized gains from investments	—	—	—	—	—	(1.78)
Total Distributions	(0.03)	(0.10)	(0.06)	(0.07)	(0.06)	(1.86)
Net Asset Value, End of Period	$11.87	$10.42	$9.05	$9.78	$8.77	$6.96
Total Return (a) (b)	14.25%	16.28%	(6.83)%	12.34%	27.06%	(37.87)%
Ratios/Supplemental Data:
Net assets at end of period (000)	$36,818	$33,090	$32,874	$41,356	$40,585	$33,205
Ratio of net expenses to average net assets (c)	1.20%	1.19%	1.26%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets (c)	0.16%	0.96%	0.62%	0.77%	0.81%	0.79%
Ratio of gross expenses to average net assets (c) (d)	1.20%	1.19%	1.26%	1.23%	1.24%	1.22%
Ratio of net investment income to average net assets (c) (d)	0.16%	0.96%	0.62%	0.77%	0.77%	0.77%
Portfolio turnover	55%	96%	80%	91%	88%	132%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  Not annualized for periods less than a year.

(c)  Annualized for periods less than a year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  June 30, 2013

(Unaudited)

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended June 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  June 30, 2013

(Unaudited)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$36,522	$—	$36,522
Investment Companies	—	415	415
Total	$36,522	$415	$36,937

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2013 were as follows for the Fund (in thousands):

Purchases*	Sales*
$19,180	$19,271

* There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee of 0.30% of the average daily net assets of the Fund.

KeyBank serves as custodian for the Fund, receives fees at an annualized rate of 0.0081% of the daily net assets of the Trust, The Victory Portfolios and The Victory Institutional Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  June 30, 2013

(Unaudited)

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and The Victory Portfolios (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan, the Fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $691 to life insurance companies to provide these services.

The Fund has a Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi or other service providers may voluntarily waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on $50 million for providing the Line of Credit. For the six months ended June 30, 2013, KeyCorp earned approximately $37 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the six months ended June 30, 2013, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid and the tax basis of current components of accumulated earnings (deficit) will be determined at the current tax year ended December 31, 2013.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  June 30, 2013

(Unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows (total distributions may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distribution paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$324	$—	$324

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$—	$—	$(6,756)	$4,726	$(2,030)

* The difference between the book-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of the end of its tax year ended December 31, 2012, the Fund had capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expires 2017
$6,756

During the year ended December 31, 2012, the Fund utilized $2,369 thousand of CLCFs.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of June 30, 2013, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$31,783	$5,508	$(354)	$5,154

8.  Special Meeting of Shareholders:

A Special Meeting of Shareholders of the Trust was held on May 17, 2013 for the purpose of voting on the following:

• A proposal to elect seven Trustees.

• A proposal to approve a new Investment Advisory Agreement between the Adviser and the Trust on behalf of the Diversified Stock Fund.

The voting results for the Election of seven Trustees was as follows:

	Affirmative	Against	Abstain
Mr. David Brooks Adcock	2,597,516	106,474	—
Mr. Nigel D.T. Andrews	2,597,516	106,474	—
Ms. E. Lee Beard	2,653,469	104,521	—
Mr. David C. Brown	2,653,155	104,835	—
Ms. Sally M. Dungan	2,670,506	87,483	—
Mr. David L. Meyer	2,601,771	156,219	—
Mr. Leigh A. Wilson	2,597,516	106,474	—

The voting results for the new Investment Advisory Agreement was 86.47% in favor of the Agreement, 8.14% against the Agreement and 5.39% abstained.

9.  Subsequent Events:

KeyCorp, the parent of VCM and the Distributor, entered into an agreement on February 19, 2013 to sell its interests in VCM and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of VCM and the Distributor. On July 31, 2013, the closing of the aforementioned sale was completed. After this date, VCM and the Distributor continue to provide the same type and level of services to the Fund and the Trust with no change in fees.

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 14 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011 — November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile BankShares Corp.) (2002-2008).	None.
Leigh A. Wilson, 68	Chair and Trustee	February 1998

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March — October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

Effective May 17, 2013, Ms. Karen Shepherd retired from the Board of Trustees.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008	Chief Financial Officer (since 2013), Senior Managing Director (2010-2013) and Managing Director (2005-2010), the Adviser.
Derrick A. MacDonald, 42	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 44	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc.
Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Continued

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period** 1/1/13-6/30/13
$1,000.00	$1,142.50	$6.37	1.20%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period** 1/1/13-6/30/13
$1,000.00	$1,018.84	$6.01	1.20%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Portfolio Holdings

(As a Percentage of Total Investments)

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Call Victory at: 800-539-FUND (800-539-3863)	Visit our website at: www.vcm.com

1WF-SEMI-AR 8/13

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable - Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	August 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	August 13, 2013

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	August 13, 2013

* Print the name and title of each signing officer under his or her signature.